UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 28, 2005

Commission File Number: 000-27713

-----------------------------------

LITEWAVE CORP.

(Exact name of registrant as specified in its charter)

Nevada, U.S.A.                                                                                            95-4763671

(State or other jurisdiction of                                                                           (I.R.S. Employer

 incorporation or organization)                                                                   Identification No.)

1620 West 8th Avenue, Suite 302

Vancouver, B.C. V6J 1V4 Canada

(Address of principal executive offices)

(604) 675-7637

(Issuer's telephone number, including area code)

1220 Eastview Road, Suite 100,

North Vancouver, B.C. V7J 1L6 Canada

(Former name, former address and former fiscal year, if changed since last report)

ITEM  4.01.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

(a)

Previous independent accountants

(i)

Effective March 28, 2005, Litewave Corp. ("Litewave") confirmed with its auditors, Morgan & Company ("Morgan"), that Morgan would no longer be representing Litewave as its accountants. As of that date, Litewave dismissed Morgan as its auditors.

(ii)

Morgan last reported on Litewave's financial statements as of December 31, 2003 and 2002.  The audit reports of Morgan on Litewave's financial statements for the fiscal years ending December 31, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except such reports were modified to include an explanatory paragraph describing for a going concern uncertainty.

(iii)

The change of independent accountants was ratified by the Board of Directors of Litewave on March 24, 2005.

(iv)

During Litewave's two most recent fiscal years and the subsequent interim period through March 28, 2005, there were no disagreements with Morgan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Morgan's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report as discussed in Item 304(a)(1)(iv) of Regulation S-B.

(vi)

Litewave has requested that Morgan furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated March 28, 2005, is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent accountants

Litewave has engaged Telford Sadovnick, P.L.L.C., Certified Public Accountants, as its new independent accountant on March 28. 2005. Prior to March 28, 2005, Litewave had not consulted with Telford Sadovnick regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Litewave's consolidated financial statements, and no written report or oral advice was provided to Litewave by Telford Sadovnick concluding there was an important factor to be considered by Litewave in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(2) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a reportable event, as that term is defined in Item 304(a)(2) of Regulation S-B.

Item 5.  Other Matters

Litewave Corp. has a new address.  It is 1620 West 8th Avenue, Suite 302, Vancouver, B.C. V6J 1V4 Canada

ITEM  9.01.     FINANCIAL STATEMENT AND EXHIBITS

Exhibit 16.2  Letter  from  Morgan & Company dated March 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2005

                              LITEWAVE CORP.

                              /s/ Harvey Lawson

                              Harvey Lawson

                              CFO, Secretary, Director

                              /s/ Ian Lambert

                              Ian Lambert

                              CEO, President, Director

Exhibit 16.2

Morgan & Company

1488-700 West Georgia Street

P.O. Box 10007 Pacific Center

Vancouver, British Columbia

V7Y 1A1 Canada

March 28, 2005

Office of the Chief Accountant

Securities and Exchange Commission

450 West Fifth Street NW

Washington, DC

20549  USA

Ladies and Gentlemen:

RE:

LITEWAVE CORP.

COMMISSION FILE NO. 000-27713

We have read the statements about our firm included under Item 4 in the Form 8-K, dated March 28, 2005, of Litewave Corp. (the “Company”) filed with the Securities and Exchange Commission and are in agreement with the statements contained therein, except that (1) in reference to Item (a)(i), we are not in a position to agree or disagree with the Company’s statement that we confirmed that we would no longer be representing the Company as its accountants as no formal communication was received by us regarding the dismissal, and (2) in reference to Item (a)(iii), we are not in a position to confirm that the change was ratified by the Board of Directors of the Company on March 28, 2005 as no formal written communication  was received by us regarding the change.

For the most recent fiscal period of 2003, there has been no disagreement between Litewave Corp. and Morgan & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Morgan & Company would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

Yours truly,

"Morgan & Company"

Chartered Accountants